UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2009

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

PPL Corporation (“PPL”) and its indirect, wholly owned subsidiary, PPL Energy Supply, LLC (“PPL Energy Supply”) reported discontinued operations in their respective reports on Form 10-Q for the quarter ended June 30, 2009, as a result of the anticipated sales by their generation subsidiary of its Long Island generation business and by their PPL Maine subsidiary of the majority of its hydroelectric generation business.  See Note 10 to the Financial Statements, in Exhibit 99.1, for additional information.  PPL and PPL Energy Supply also reflected in their respective reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, the retrospective application of accounting standards FSP APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities and SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51, which were adopted effective January 1, 2009.  See Note 1 to the Financial Statements, in Exhibit 99.1, for additional information.

As a result of these discontinued operations and the retrospective application of these accounting standards, PPL and PPL Energy Supply are filing this Form 8-K with the exhibits hereto to conform certain financial information presented in their Form 10-K reports for the year ended December 31, 2008, to the presentation in their first and second quarter 2009 Form 10-Q reports.

Furthermore, as the exhibits to this Form 8-K only conform the financial information and disclosures in PPL’s and PPL Energy Supply’s 2008 Form 10-K reports to reflect these discontinued operations and the retrospective application of these accounting standards, they should be read in conjunction with those periodic reports as originally filed with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	12(a) -	PPL Corporation and Subsidiaries Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
	12(b) -	PPL Energy Supply, LLC and Subsidiaries Computation of Ratio of Earnings to Fixed Charges
	23.1 -	Consent of Ernst & Young LLP – PPL Corporation
	23.2 -	Consent of Ernst & Young LLP – PPL Energy Supply, LLC
99.1 -
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements and Supplementary Data of PPL and PPL Energy Supply for the year ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

Dated:  September 9, 2009